UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

Form 8-K

current report

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 8, 2014

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 8, 2014, NewBridge Bancorp (NASDAQ: NBBC) (“NewBridge”), its wholly-owned subsidiary, NewBridge Bank, and Premier Commercial Bank (“Premier”) entered into an Agreement and Plan of Combination and Reorganization (“Agreement”). Pursuant to the Agreement, Premier will, on the terms and subject to the conditions set forth in the Agreement, merge with and into NewBridge Bank, so that NewBridge Bank will be the surviving banking corporation in the merger.

The merger was unanimously approved by the boards of directors of each company. The merger, which is subject to customary closing conditions, including shareholder and regulatory approval, is expected to close in the first quarter of 2015.

At the effective time of the merger (“Effective Time”), each share of common stock, par value $5.00 per share, of Premier issued and outstanding immediately before the Effective Time (“Premier Common Stock”), except for shares of Premier Common Stock owned by Premier, NewBridge or NewBridge Bank (other than trust account shares and shares held as a result of debts previously contracted), will be converted, at the election of the holder of such shares, into the right to receive cash in the amount of $10.00 per share, shares of Class A (voting) common stock, no par value per share, of NewBridge (“NewBridge Common Stock”), or a combination of cash and shares, subject to allocation and pro rata procedures to ensure that 75% of the shares of Premier Common Stock to be converted will be exchanged for shares of NewBridge Common Stock and the remaining 25% will be exchanged for cash.

The number of shares of NewBridge Common Stock to be exchanged for each share of Premier Common Stock will be determined by dividing $10.00 by the 20-day volume weighted average price per share of NewBridge Common Stock ending on the fifth trading day prior to the Effective Time, but in no event more than 1.5152 shares of NewBridge Common Stock or less than 1.1186 shares of NewBridge Common Stock for each share of Premier Common Stock.

Also at the Effective Time, each option to acquire shares of Premier Common Stock, whether vested or unvested, that is outstanding and unexercised immediately before the Effective Time (“Premier Stock Options”) will be converted into an option to purchase NewBridge Common Stock. At the Effective Time, the Premier Common Stock, along with any unexercised Premier Stock Options, will be cancelled. There are presently 1,925,247 shares of Premier Common Stock and 294,400 Premier Stock Options issued and outstanding.

Any holder of shares of Premier Common Stock who perfects such holder’s dissenters’ rights of appraisal in accordance with and as contemplated by the North Carolina Business Corporation Act (“NCBCA”) shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of the NCBCA.

The Agreement requires that Premier promptly prepares a proxy statement, and NewBridge promptly prepares and files with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will include Premier’s proxy statement. Following the effectiveness of the registration statement, Premier is required to promptly call a meeting of shareholders for the purpose of obtaining the requisite shareholder approval of the merger.

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Each party’s obligation to effect the merger is subject to the satisfaction or waiver, at or before the Effective Time, of certain conditions, including, but not limited to (i) the receipt of the requisite shareholder approval of the merger, (ii) the listing of NewBridge Common Stock to be issued upon consummation of the merger on The Nasdaq Global Select Market, (iii) the effectiveness of the registration statement on Form S-4, (iv) the issuance of an opinion to the effect that the merger will be treated as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, for federal income tax purposes, (v) the receipt of all requisite regulatory approvals, and (vi) the representations and warranties of the other party being true and correct as of the date of the Agreement and as of the Effective Time.

The Agreement also includes detailed representations, warranties and covenants of NewBridge and Premier, and termination provisions customary for transactions of this type, including provision for reimbursement of expenses and payment of a termination fee. Until the Effective Time, Premier has agreed to, among other things, conduct its business in the ordinary course in all material respects, use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees, and take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of either of NewBridge or Premier to obtain any necessary regulatory approvals or to perform its covenants and agreements under the Agreement or to consummate the transactions contemplated thereby. Premier has also agreed not to initiate, solicit, facilitate or encourage discussions with third parties regarding other proposals to acquire Premier and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the Agreement.

The foregoing description of the Agreement is a summary and does not purport to be a complete description of all of the terms of the Agreement and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Agreement includes representations and warranties each party has made to the other. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules the parties delivered to each other when they executed the Agreement. Certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders and investors, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, and investors should not rely on the representations and warranties for any other purpose.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”) and Section 27A of the Securities Act of 1933 (“Securities Act”). Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of NewBridge or Premier and their respective management about future events. The accuracy of such forward-looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of clients or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions. Additional factors that could cause actual results to differ materially from those anticipated by forward-looking statements are discussed in NewBridge’s filings with the SEC, including without limitation its annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. NewBridge undertakes no obligation to revise or update these statements following the date of this Form 8-K.

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About NewBridge Bancorp

NewBridge Bancorp is the bank holding company for NewBridge Bank, a full service, state-chartered community bank headquartered in Greensboro, N.C. The stock of NewBridge Bancorp trades on the NASDAQ Global Select Market under the symbol “NBBC.”

As one of the largest community banks in North Carolina, NewBridge Bank serves businesses, professionals and consumers with a comprehensive array of financial services, including retail and commercial banking, private banking, wealth management and mortgage banking. NewBridge Bank has assets of approximately $2.4 billion and 40 branches and several loan production offices throughout North and South Carolina.

About Premier Commercial Bank

Premier Commercial Bank, headquartered in Greensboro, N.C., provides full service commercial and retail banking capabilities throughout North Carolina’s Piedmont Triad region, and through six residential mortgage offices in North Carolina. The bank was founded in 2008 to offer personalized, community bank financial solutions to individuals and small businesses.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, NewBridge will file with the SEC a registration statement on Form S-4 to register the shares of NewBridge Common Stock to be issued to the shareholders of Premier. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Premier seeking their approval of the merger and related matters. In addition, NewBridge may file other relevant documents concerning the proposed merger with the SEC.

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INVESTORS AND SHAREHOLDERS OF PREMIER ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/ PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWBRIDGE, PREMIER AND THE PROPOSED TRANSACTION.

Investors and shareholders may obtain free copies of these documents, when filed, through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained, when available, by directing a request by telephone or mail to NewBridge Bancorp, 1501 Highwoods Boulevard, Suite 400, Greensboro, N.C. 27410, Attention: Investor Relations (telephone: 336-369-0900), or Premier Commercial Bank, 701 Green Valley Road, Suite 102 Greensboro, NC 27408, Attention: Investor Relations (telephone: 336-398-2321), or by accessing NewBridge’s website at www.newbridgebank.com under “Investor Relations” or Premier’s website at www.premierbanknc.com under “Investor Relations.” The information on NewBridge’s and Premier’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company makes with the SEC.

Premier and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Premier in connection with the merger. Information about the directors and executive officers of Premier is set forth in the proxy statement for Premier’s 2014 annual meeting of shareholders. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus when it becomes available.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 9, 2014, NewBridge and Premier announced the execution of the Agreement, and NewBridge issued an investor presentation. Copies of the joint press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2. The information provided pursuant to this Item 7.01 is “furnished” pursuant to Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any of NewBridge’s reports or filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such report or filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

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Exhibit No.	Description of Exhibit

Exhibit 2.1	Agreement and Plan of Combination and Reorganization dated as of October 8, 2014, by and among Premier Commercial Bank, NewBridge Bancorp and NewBridge Bank.

Exhibit 99.1	Joint Press Release issued by NewBridge Bancorp and Premier Commercial Bank, dated October 9, 2014.

Exhibit 99.2	NewBridge Bancorp investor presentation, dated October 9, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2014	NEWBRIDGE BANCORP

	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 2.1	Agreement and Plan of Combination and Reorganization dated as of October 8, 2014, by and among Premier Commercial Bank, NewBridge Bancorp and NewBridge Bank.

Exhibit 99.1	Joint Press Release issued by NewBridge Bancorp and Premier Commercial Bank, dated October 9, 2014.

Exhibit 99.2	NewBridge Bancorp investor presentation, dated October 9, 2014.

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